                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                   UNITED FINANCIAL BANKING COMPANIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                   UNITED FINANCIAL BANKING COMPANIES, INC.
                              8399 Leesburg Pike
                            Vienna, Virginia  22182



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of United Financial Banking Companies, Inc. (the "Company") will be held at the Tysons Corner Marriott Hotel, (please check marquis board for exact room location), 8028 Leesburg Pike, Vienna, Virginia on Friday, June 5, 1998, at 9:00 a.m. for the following purposes:

     (1) To elect two (2) Class 2 Directors.

     (2) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Only holders of shares of Common Stock of record at the close of business on March 31, 1998 shall be entitled to vote at the Meeting.

     Please sign and promptly mail the enclosed proxy to ensure the presence of a quorum at the Meeting.

                                    By Order of the Board of Directors,

                                    /s/

                                    Karen L. Laughlin
                                    Corporate Secretary

April 14, 1998



     PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               Executive Offices
                               8399 Leesburg Pike
                            Vienna, Virginia  22182

                                PROXY STATEMENT

                         Annual Meeting of Shareholders
                            To Be Held June 5, 1998

                                    GENERAL

     This Proxy Statement and accompanying form of proxy, mailed to shareholders on or about April 14, 1998, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of United Financial Banking Companies, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 9:00 a.m. on Friday, June 5, 1998, at the Tysons Corner Marriott Hotel, (please check marquis board for exact room location), 8028 Leesburg Pike, Vienna, Virginia, and at any adjournment thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by telecopy, from some shareholders if proxies are not received promptly. Such persons will not receive any additional compensation for such solicitation.

     The Board has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").

     A proxy in the accompanying form which is properly signed and returned and not revoked will be voted in accordance with instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election of the nominees for director specified herein, and in the discretion of the holders of the proxies on all other matters properly brought before the Meeting and any adjournment or postponement thereof. The judges of election appointed for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by executing another proxy or by appearing at the Meeting and voting in person.

     The Company's Annual Report to Shareholders for the year ended December 31, 1997, is being sent to all shareholders with this Proxy Statement. Said Report is not to be considered a part of the proxy solicitation materials.

     At the Annual Meeting, each of the Company's outstanding shares of Common Stock will be entitled to one vote on all matters submitted to the shareholders. There are no cumulative voting rights. On the Record Date, there were 561,640 shares of Common Stock outstanding, held by approximately 402 shareholders of record.


                             ELECTION OF DIRECTORS

     The Corporation's Articles of Incorporation provide for the Board of Directors to be divided into three classes, as nearly equal in number as possible. Each class serves for a term of three years, with one class being elected each year. The Articles also provide that a vacancy on the Board of Directors shall be filled by a vote of the majority of the remaining directors, even if the remaining number of directors may be less than a quorum. The successor director selected by the remaining directors serves only until the next Annual Meeting of Shareholders, at which time the shareholders would elect a successor director to serve for the remaining portion of that director's three-year term.

     At the 1998 Annual Meeting, two Class 2 directors will be elected to serve until the 2001 Annual Meeting of Shareholders and until his successor is elected and qualified. Harold C. Rauner and Edward H. Pechan are the nominees for election as Class 2 directors. These nominees have previously been elected as a director by the shareholders of the Company. THE BOARD RECOMMENDS THAT THE NOMINEES NAMED ABOVE BE ELECTED. Proxies received will be voted for the election of the nominees, unless marked to the contrary. A shareholder who desires to withhold voting of the proxy for the nominees may so indicate on the proxy. In order for the nominees to be elected, he must receive a plurality of the votes cast in the election at the Meeting. These nominees have consented to be named in this Proxy Statement as nominees for election as directors and have indicated their intent to serve if elected. However, in the event the nominees are not available for election, the proxies will be voted for such persons as shall be designated by the Board as replacements.

     The following information is furnished with respect to the nominees for election as a director and the remaining directors who will continue to serve as indicated below, including his age, the year each became a director, information regarding beneficial ownership of the Company's Common Stock as of the Record Date, and each nominee's principal occupation and business experience. In the following, Common Stock quantities and values reflect the 1-for-5 reverse split (see Note 16 to the consolidated financial statements). At December 30, 1997, the Company's Common Stock outstanding totaled 2,808,201. On December 31, 1997, the effective date of the reverse split, the Company's Common Stock outstanding totaled 561,640.

                                                        Number of                         Number of           Percent of
                                                        Shares of       Percent of        Shares of          Outstanding
                                         Year When    Common Stock     Outstanding       Redeemable          Redeemable
                                        First Became  Beneficially    Common Stock    Preferred  Stock    Preferred  Stock
                                Ages     A Director     Owned (1)      Shares (1)       Series A (1)        Series A (1)
                                ----    ------------  ------------    ------------    ----------------    ----------------
CLASS 1 - TO SERVE UNTIL
THE 2000 ANNUAL MEETING

   William J. McCormick, Jr.     (60)       1995        18,533 (2)          3.29 %            33               4.17 %

CLASS 2-  IF ELECTED - TO SERVE UNTIL
 THE 2001 ANNUAL MEETING

   Harold C. Rauner              (47)       1994       20,849  (3)          3.60 %            --                  --

   Edward H. Pechan              (51)       1995        9,066  (4)          1.06 %            67               8.33 %

CLASS 3 - TO SERVE UNTIL
 THE 1999 ANNUAL MEETING

   Dennis I. Meyer               (62)       1983       22,956  (5)          4.05 %            --                  --

   Sharon A. Stakes              (35)       1994        7,200  (6)          1.27 %            --                  --

   Jeffery T. Valcourt           (45)       1996       80,053  (7)         13.83 %           400              50.00 %

All directors and officers as a group (8 persons)     164,577  (8)         26.50 %           500              62.50 %

(1) A person is deemed to be the beneficial owner of shares as to which he owns or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 561,640 shares of Common Stock and 800 shares of Redeemable Preferred Stock - Series A (Series A) outstanding as of the Record Date. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include the warrant and option shares granted and exercisable within sixty days of the Record Date. The Redeemable Preferred Stock - Series A is described in Note 16 to the consolidated financial statements.

(2) Includes 16,000 shares and warrants to purchase 1,333 shares owned by a Company of which Mr. McCormick is the owner and President. Also includes options to purchase 1,200 shares of Common Stock pursuant to the Company's 1996 Nonqualified Stock Option Plan for Non-Employee Directors (the Directors Plan).

(3) Includes options to purchase 16,849 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan.

(4) Includes options to purchase 1,200 shares of Common Stock pursuant to the Directors Plan. Also included are warrants to purchase 3,666 shares of Common Stock. The warrants are owned by a retirement trust, of which Mr. Pechan is a trustee.

(5) Includes 175 shares owned by each of Mr. Meyer's five children (877 shares in the aggregate), 239 shares owned by Mr. Meyer and 16,639 shares owned by Rinnis Associates, Inc., of which Mr. Meyer is President and a director. Also included are options to purchase 1,200 shares of Common Stock pursuant to the Directors Plan and a warrant to purchase 4,000 shares of Common Stock owned by one of Mr. Meyer's children. This does not include 43,093 shares of Common Stock and 100 shares of Series A beneficially owned by his spouse, Rita M. Meyer, as to which Mr. Meyer disclaims beneficial ownership.

(6) Includes options to purchase 7,000 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan.

(7) Includes 62,853 shares and warrants to purchase 16,000 shares of Common Stock. The shares and warrants are owned by JNV Limited Partnership II. Mr. Valcourt is the general partner of the partnership. Also included are options to purchase 1,200 shares of Common Stock pursuant to the Directors Plan.

(8) Includes options to purchase 29,649 shares of Common Stock pursuant to the Company's 1990 Executive Stock Plan, options to purchase 4,800 shares of Common Stock pursuant to the Directors Plan and warrants to purchase 24,999 shares of Common Stock.

     The business experience of the nominees for election described below relates to the past five years unless otherwise indicated.

     Mr. McCormick is the owner of Jordan Kitt's Music, Inc., and serves as its President. He serves as a director for the American Music Conference and of the Schmitt Music Centers in Minneapolis, Minnesota.

     Mr. Rauner became President of The Business Bank in December 1994. In January 1997, Mr. Rauner was elected President and CEO of the Company by the Board of Directors. He is also President and a director of Business Venture Capital, Inc. (BVCI), a subsidiary of the Company which holds certain real estate for sale, Omni Homes, Inc. (OMNI), a Company subsidiary which holds certain real estate for sale and UFBC, Inc., a Bank subsidiary which owns a leveraged lease investment. Previously, Mr. Rauner was President, CEO, and founding director of the Heritage Bank in McLean, Virginia, where he was employed for seven years. He is currently a director of Sonex Enterprises, a high technology firm and the Northern Virginia Community Foundation.

     Mr. Pechan is President of E.H. Pechan & Associates, Inc., which is a national consulting firm in Springfield, Virginia, specializing in environmental policy issues.

     Mr. Meyer is one of the founding directors of the Company. He is a partner in the law firm of Baker & McKenzie, Washington, D.C., which specializes in international law. He is a director of Rinnis Associates, Inc.; Jordan Kitt's Music, Inc.; Oakwood Homes Corporation, Greensboro, North Carolina; Daily Express Inc., Carlisle, Pennsylvania; and Natelli Communities Inc. He is a General Partner of Potomac Investment Associates.

     Mrs. Stakes has been employed by the Company's main subsidiary, The Business Bank, since 1984 and currently serves as Vice President of the Bank and in January 1997, was elected Vice President of the Company by the Board of Directors. Mrs. Stakes is also a director and Vice President of BVCI, OMNI and UFBC, Inc.

     In January 1997, Mr. Valcourt was elected Chairman of the Board of the Company by the Board of Directors and a director of BVCI, OMNI and UFBC, Inc. Mr. Valcourt is the Chairman and CEO of Valcourt Building Services, a window washing and exterior building maintenance company, with offices in Arlington, Virginia, Newark, New Jersey, Freehold, New Jersey and Atlanta, Georgia. Valcourt Building Services is the largest window cleaning company in the United States.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES STANDING FOR ELECTION AS A DIRECTOR AS SET FORTH ON THE PREVIOUS PAGE.


INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     There were 7 meetings of the Board in 1997. The Company has standing audit, compensation and nominating committees. The Audit Committee currently consists of Mr. Meyer, Mr. Pechan, Mr. Valcourt and Mr. McCormick as members, Mr. James K. Jeanblanc, a member of the Company's Advisory Board and Mr. Robert Carpenter, a director of the Bank Board of Directors, both, as advisory members and Mr. Rauner as an ex-officio member. The Audit Committee meets quarterly with the internal auditor to review the internal control program and the findings resulting from procedures performed. The committee also meets annually to review the report and findings of the outside independent Certified Public Accountants.

     The Compensation Committee currently consists of Messrs. Valcourt, McCormick and Jeanblanc. The committee consists of non-employee members of the Board of Directors. The committee meets annually to award options under the Executive Stock Plan and to establish the price of each option share granted.

     The Nominating Committee currently consists of Messrs. Rauner, Valcourt and Meyer. This committee meets annually to nominate the slate of directors to be elected at the Annual Shareholders Meeting.

     During 1997, all of the Company's directors attended more than 75% of the Board of Directors meetings and committee meetings of which they were members. Outside directors historically have been paid $200 for each monthly board meeting attended, but such fees have been waived since 1994. Also, outside directors are not paid for attending committee meetings.

                               EXECUTIVE OFFICERS

NAMES (AGES) OF EXECUTIVE OFFICERS

     Harold C. Rauner (47), currently a director of the Company, became President of The Business Bank, the Company's main subsidiary, in December 1994. Mr. Rauner has served as the President and Chief Executive Officer of the Company since January 24, 1997.

     Jeffery T. Valcourt (45) a director of the Company, became Chairman of the Board in January 1997.

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for the period 1995 through 1997 paid and/or accrued to the Chief Executive Officer (CEO) of the Company during the year ended December 31,1997. Mr. Peter H. Ross served as President and Chief Executive Officer of the Company until January 24, 1997. Mr. Ross was also Chairman of the Company, President of BVCI, OMNI and UFBC, Inc. None of the Company's other executive officers received in excess of $100,000 in annual compensation in 1997.

                           SUMMARY COMPENSATION TABLE

                                             Annual           Long-Term
                                          Compensation       Compensation
                                     ----------------------  ------------
         Name and                              Other Annual    All Other
     Principal Position        Year  Salary    Compensation  Compensation
-----------------------------  ----  -------   ------------  ------------
Harold C. Rauner               1997  $92,475             --            (1)
President and                  1996  $92,444             --            (1)
Chief Executive Officer (1)    1995  $96,104             --            --

Peter H. Ross                  1997  None (2)            --            (2)
President and                  1996  None (2)            --            --
Chief Executive Officer (2)    1995  None (2)            --            --
------------------------------------------

(1) Mr. Rauner became President of The Business Bank, the Company's main subsidiary, in December 1994. Mr. Rauner has served as the President and Chief Executive Officer of the Company since January 24, 1997. Effective January 1, 1996, the Compensation Committee recommended, and the Company's Board of Directors approved, an option grant to the Company's Bank President. Mr. Rauner was awarded the option to purchase 28,082 shares of the Company's Common Stock. Pursuant to the Company's Executive Stock Plan, as approved by the shareholders, the option was granted at a price equal to the fair market value of such stock on the January grant date. The option is to vest over a five year period.

(2) In 1995, 1996 and through January 24, 1997, Mr. Ross served as Chairman, President and Chief Executive Officer of the Company and as President of BVCI, OMNI and UFBC, Inc. on an independent contractor basis, compensated at the rate of $850 per day for his services, paid to his wholly owned consulting firm, Ross Partners, Inc. In 1997, 1996 and 1995, Ross Partners, Inc. received an aggregate of $7,875, $153,667 and $161,925, respectively, in payment for Mr. Ross' services. On January 24, 1997, the Compensation Committee recommended, and the Company's Board of Directors approved, an option grant to Mr. Ross. The non-qualified option to purchase 2,000 shares of the Company's Common Stock was granted at a price equal to the fair market value of such stock on the January grant date.

COMPENSATION PURSUANT TO PLANS

     The Company maintains certain plans that provide, or may provide, additional compensation to current directors, executive officers and other employees of the Company. These plans include: the Company's 401(K) Plan and the Company's 1990 Executive Stock Plan and the Directors Plan. In each of the plans below, stock quantities and values reflect the 1-for-5 reverse split.

401(K) PLAN

     The Company established a 401(K) plan in 1995, which covers all employees who meet specified age and employment requirements. The administrative expense associated with the 401(K) Plan was approximately $1,500 in 1997. The Company made a contribution to the 401(K) Plan of $5,000 for 1997. Future contributions, if any, will be determined annually at the discretion of the Company's Compensation Committee and Board of Directors.

EXECUTIVE STOCK PLAN

     The Company maintains the Executive Stock Plan (Executive Plan) covering substantially all employees. Under the Plan, any employee who has or is expected to significantly contribute to the Company's growth and profit may be granted one or more options and/or Stock Appreciation Rights (SAR). Members of the Compensation Committee ("Committee") are not eligible. The Committee, consisting of designated non-employee members of the Board of Directors, may designate the characteristics and terms of the granted options or SAR's.

     The Committee establishes the price of each option share granted, provided that the price of qualified shares at the time of the grant not be less than the stock's fair market value or book value. The maximum number of shares issuable under the Plan currently is 61,782 based on formula adjustments since adoption of the Plan. This amount includes the 12,062 increase in the number of shares issuable under the Plan which was approved at the Annual Meeting of Shareholders on June 12, 1996. The options are exercisable at any time over a ten year period from the date of grant as long as the option holder is an employee of the Company. As of December 31, 1997, 41,082 options to purchase Common Stock had been granted. Of the 41,082 granted, 29,449 were exercisable at December 31, 1997. No options were granted during the year ended December 31, 1997.

DIRECTORS STOCK PLAN

     In 1996, Company shareholders approved the 1996 Nonqualified Stock Option Plan for Non-Employee Directors (the Directors Plan) which awards options to purchase an aggregate of 8,000 shares of Company Common Stock to non-employee directors of the Company and the Bank. The options have a term of ten years from the date of grant and have an exercise price of $7.50 per share. On July 1, 1996, five non-employee directors each received options to purchase 800 shares of Company Common Stock. On July 1, 1997, five non-employee directors each received options to purchase 400 shares of Company Common Stock. All non-employee members of the Board of Directors of the Company and the Bank will receive non-qualified options to purchase 400 shares of Common Stock on July 1, 1998, subject to reduction and proration if there are not sufficient authorized shares remaining available for issuance pursuant to the plan to issue the full number of options to each director. No options may be granted pursuant to the Directors Plan after July 1, 1998. In the event of the sale, merger or other consolidation of the Company before July 1, 1998, all options available for issuance shall be immediately granted, vested and exercisable without any waiting periods.

CERTAIN RELATIONSHIPS

     The Company's officers and directors and other corporations, business organizations and persons with whom some of the Company's officers and directors are associated, customarily have banking transactions with the Bank. All loan transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with non-affiliated entities, and have not involved more than the normal risk of collectibility and do not present other unfavorable features. Loans to principal shareholders in excess of 5% beneficial ownership ("shareholders"), directors, officers and their family members or businesses in which the officer, director or shareholders beneficially owned 5% or more of the outstanding capital stock, as a group, totaled $859,069 as of December 31, 1997.

     As part of the recapitalization which occurred at December 30, 1994, certain directors and shareholders of the Company purchased $700,000 of notes secured by all of the Common Stock of the Bank and BVCI. In 1995, certain directors and shareholders of the Company purchased $500,000 of notes secured by projected cashflows of BVCI. Certain directors and shareholders were participants in both transactions. During 1996, certain shareholders and directors holding $600,000 of the secured notes were paid in full. Certain shareholders and directors holding the balance of $600,000 of the secured notes chose to convert their notes to Series A Redeemable Preferred Stock of the Company at a rate of one share per each $1,500 of notes.

These transactions are described in Notes 10 and 16 to the consolidated financial statements in the Annual Report.

     During the year ended December 31, 1996, the building which serves as the Company's headquarters was sold to a limited liability corporation, organized in the state of Virginia. Mr. Manuel V. Fernandez, a beneficial shareholder owning in excess of 5% of the Company's Common Stock, has 50% beneficial ownership of the limited liability corporation. A second shareholder, owning less than 5% of the Company's Common Stock also has 50% beneficial ownership in the limited liability corporation. The building was sold for $1,968,171, net. The sale resulted in a gain of $734,291 for the Company's banking subsidiary which owned the building. The terms of the sale were substantially the same as those prevailing for similar sales within the market area in which the building is located. The Company did not finance any portion of the transaction.

     During the year ended December 31, 1996, the Bank sold a piece of foreclosed real estate to another limited liability corporation, organized in the state of Virginia. Mr. Manuel V. Fernandez, a beneficial shareholder owning in excess of 5% of the Company's Common Stock, has 50% beneficial ownership of the limited liability corporation. A second shareholder, owning less than 5% of the Company's Common Stock, also has 50% beneficial ownership in the limited liability corporation. The foreclosed property was sold for $960,294, net. The sale resulted in a consolidated loss of $370,529. With regulatory approval, the Bank financed $790,000 of the sales price of the property. The loan was made on substantially the same terms as those prevailing for comparable loans to other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

     Beginning March 1, 1998, the Company began a Private Placement Offering ("Offering"). The Board has authorized the sale of a maximum of 400,000 shares of Common Stock, $1.00 par value, at a price of $8.75 per share. The offering is to be made only to persons who are "accredited investors" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended. No shares of Common Stock will be sold unless acceptable subscriptions for at least 240,000 shares ($2,100,000) are received. The minimum subscription will be for 3,000 shares ($26,250) and the maximum subscription will be for 115,000 shares ($1,006,250). Certain shareholders of beneficial ownership in excess of 5%, directors and officers may participate in the Offering.

STOCK OWNERSHIP

     As of April 14, 1998, the officers and directors of the Company beneficially owned, in the aggregate and without duplication, 164,577 shares of Common Stock, or 26.50% of the shares outstanding. To the best of the Company's knowledge, persons who beneficially owned 5% or more of the Company's Common Stock on that date are set forth in the following table.

                                               Number of                        Number of          Percent of
                                               Shares of       Percent of       Shares of          Outstanding
                                             Common Stock     Outstanding       Redeemable         Redeemable
                                             Beneficially    Common Stock    Preferred Stock    Preferred  Stock
                                               Owned (1)      Shares (1)       Series A (1)       Series A (1)
                                             ------------    ------------    ---------------    ----------------
JNV Limited Partnership II/Jeffery Valcourt    80,053 (2)         13.83 %               400              50.00 %
1001 N. Highland Street
Suite 200
Arlington, VA  22201

Manuel V. Fernandez                            65,638 (3)         11.49 %               167              20.83 %
650 Water Street, S.W.
Washington, D.C.  20024

Robert F. Long                                 59,370             10.57 %                --                  --
300 Belvedere Street
Carlisle, PA  17013

James K. Jeanblanc                             50,000 (4)          8.81 %                --                  --
1730 M Street, N.W.
Suite 400
Washington, D.C.  20036

Rita M. Meyer                                  43,093 (5)          7.66 %               100              12.50 %
6307 Olmi Landrith Drive
Alexandria, VA  22307

(1) A person is deemed to be the beneficial owner of shares as to which he owns or shares voting or investment power. Except as otherwise indicated, all shares are owned directly. Ownership is based on 561,640 shares of Common Stock and 800 shares of Redeemable Preferred Stock - Series A outstanding as of the Record Date. In calculating the percentage of shares owned for warrant and option holders, the total number of shares outstanding is deemed to include the warrant and option shares granted and exercisable within sixty days of the Record Date. The Redeemable Preferred Stock -Series A is described in Note 16 to the consolidated financial statements.

(2) Includes 62,853 shares and warrants to purchase 16,000 shares of Common Stock. The shares and warrants are owned by JNV Limited Partnership II. Mr. Valcourt is the general partner of the partnership. Also included are options to purchase 1,200 shares of Common Stock pursuant to the Directors Plan.

(3)  Includes warrants to purchase 9,666 shares of Common Stock.

(4)  Includes warrants to purchase 6,000 shares of Common Stock.

(5) Includes warrants to purchase 1,000 shares of Common Stock. This does not include 175 shares owned by each of Mr. Meyer's five children (877 shares in the aggregate), 239 shares owned by Mr. Meyer, and 16,639 shares owned by Rinnis Associates, Inc., of which Mr. Meyer is President and a director, options to purchase 1,200 shares of Common Stock pursuant to the Directors Plan owned by Mr. Meyer and a warrant to purchase 4,000 shares of Common Stock owned by one of Mr. Meyer's children; Mrs. Meyer disclaims beneficial ownership with respect to all such shares.

REGULATORY MATTERS

     The Bank entered into a Cease and Desist Order (Order) with the Federal Deposit Insurance Corporation (FDIC) and the Virginia State Corporation Commission (SCC) on August 12,1993. UFBC entered into a formal agreement (Agreement) with the Federal Reserve and SCC as of December 31, 1993. On June 2, 1997, the SCC terminated its participation in the Order to Cease and Desist issued by the FDIC and the Written Agreement issued by the Federal Reserve. Effective June 3, 1997, the FDIC terminated the Order to Cease and Desist issued against the Bank. As of November 26, 1997, the Federal Reserve Bank terminated the Agreement with UFBC.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The accounting firm of D.R. Maxfield & Company was selected to audit the consolidated financial statements of the Company for the years ended December 31, 1995, 1996 and 1997. Representatives from D.R. Maxfield & Company will not be present at the Annual Meeting.

              INFORMATION RELATING TO FUTURE SHAREHOLDER PROPOSALS

     In the event shareholders of the Company intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Company to be held on such date as shall be designated by the Board, such proposals must be received at the Company's executive offices at 8399 Leesburg Pike, Vienna, Virginia 22182, not less than 120 days prior to April 14, 1999 or, December 15, 1998, in order for such proposals to be included in the Company's Proxy Statement and form of proxy relating to such meeting.

                                 OTHER MATTERS

     Management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own best judgment.

     THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS, ARE BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE SHAREHOLDERS, UPON THEIR REQUEST, WITH A COPY OF THE ANNUAL FORM 10- KSB REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.


                                    By Order of the Board of Directors
                                    /s/
                                    Karen L. Laughlin
                                    Corporate Secretary
April 14, 1998

                    UNITED FINANCIAL BANKING COMPANIES, INC.
                               8399 Leesburg Pike
                            Vienna, Virginia  22182

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, revoking any proxy heretofore given, hereby appoints Harold C. Rauner, Jeffery T. Valcourt and Dennis I. Meyer, or either of them (with full power to act in the absence of the other, each with full power of substitution) as proxies to vote all of the shares of Common Stock of United Financial Banking Companies, Inc. (the "Company"), held of record at the close of business on March 31, 1998, by the undersigned at the Annual Meeting of Shareholders of said Company, to be held at the Tysons Corner Marriott Hotel, Lobby Level, 8028 Leesburg Pike, Vienna, Virginia, on June 5, 1998 at 9:00 A.M., and at any and all adjournments thereof as follows:


     1. ELECTION OF DIRECTORS          [ ] FOR THE NOMINEES LISTED BELOW (EXCEPT
                                           AS INDICATED TO THE CONTRARY BELOW)

                                       [ ] WITHHOLD AUTHORITY TO VOTE FOR THE
                                           NOMINEES LISTED BELOW
                                           (UNDER INSTRUCTIONS)

          CLASS 2-- DIRECTORS - HAROLD C. RAUNER AND EDWARD H. PECHAN

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, WRITE THAT NOMINEES NAME IN THIS SPACE:

 _____________________________________________________________________________


     2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED UNDER ITEM 1.
      ---


Please sign exactly as your name appears below. When shares are held by joint tenants either one may sign. When signing as attorney, executor, administrator,
        -------------------
trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    --------------------------------------------
                                    Signature                               Date


                                    --------------------------------------------
                                    Signature if held jointly               Date


                                    I ( we ) plan ____, do not plan ____ to
                                    attend the Annual Meeting.



The number of shares shown above are covered by this proxy.


       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

If your address changed in 1997, please check box and list new address on the
back of this proxy.   [ ] Thank you.